UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. ____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement.
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
[ ] Definitive Proxy Statement.
[ ] Definitive Additional Materials.
[ ] Soliciting Material Pursuant to ss.240.14a-12.

MADISON ETFs TRUST
(on behalf of the Madison Dividend Value ETF and Madison Covered Call ETF)
(Names of Registrant As Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No Fee Required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:_____________________________________________
(2) Aggregate number of securities to which transaction applies:_____________________________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 240.0-11
(Set forth the amount on which the filing fee is calculated and state how it was determined):_______________________

(4) Proposed maximum aggregate value of transaction:____________________________________________________
(5) Total fee paid:__________________________________________________________________________________
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:____________________________________________________________
(2) Form, Schedule or Registration Statement No.:________________________________
(3) Filing Party:_______________________________________________________
(4) Date Filed:_______________________________________________________

PRELIMINARY FILING
Madison Covered Call ETF
Madison Dividend Value ETF
each a Series of
MADISON ETFs TRUST
550 SCIENCE DRIVE
MADISON, WI 53711

September [ ], 2023

Dear Shareholder:
The Board of Trustees of Madison ETFs Trust, a Delaware statutory trust (the “Trust”), has called a special meeting of shareholders regarding important matters concerning certain series of investment portfolios currently offered by the Trust (individually a “Fund” and, collectively, the “Funds”). The special meeting will be held at the offices of the Trust’s investment adviser, Madison Asset Management, LLC (the “Adviser”), 550 Science Drive, Madison, Wisconsin 53711, on November 30, 2023, at 10:00 a.m. local time (the “Meeting”). The purpose of the Meeting is to approve a new investment advisory agreement between the Trust, on behalf of the Funds, and the Adviser.
As discussed in more detail in the enclosed Proxy Statement, the existing investment advisory agreement between the Trust and the Adviser is expected to terminate on December 1, 2023 due to a proposed change of control of Madison Investment Holdings, Inc. (“MIH”), the parent company of the Adviser. As part of MIH’s succession plan, MIH intends to buy back a controlling interest in MIH from Frank Burgess, the founder of the firm and controlling shareholder of MIH (the “Transaction”). The change in control resulting from the Transaction will constitute an “assignment” of the existing investment advisory agreement between the Trust and the Adviser within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). Because an investment advisory agreement automatically terminates upon its “assignment” under the terms of the agreement and the applicable provisions of the 1940 Act, the change in control will terminate the existing investment advisory agreement entered into by the Trust on behalf of each Fund and require that shareholders approve a new investment advisory agreement for the Funds. The investment management services to be provided by the Adviser under the new investment advisory agreement are identical to the services provided under the existing investment advisory agreement, and no changes in management fees will result from the new agreement. Moreover, the Transaction is not expected to change in any way the Funds’ day-to-day operations and the Funds’ investment objectives and strategies will remain the same. Key management personnel are not expected to change, and the current sub-adviser and portfolio managers will continue to manage the Funds.
The question-and-answer section that follows discusses the proposal, which requires shareholder approval. The Proxy Statement itself provides greater detail about the proposal.
The Board of Trustees recommends that you read the enclosed materials carefully and vote FOR the proposal.

You may attend the Meeting in person and vote at the Meeting on November 30, 2023, or you may authorize your vote by proxy using one of the following options:
•Mail: Complete and return the enclosed proxy card.
•Internet: Access the website shown on your proxy card and follow the online instructions.
•Telephone: Call the toll-free number shown on your proxy card.
Your vote is very important to us. Whichever method you choose, please be sure to cast your vote as soon as possible. Even if you plan to attend the Meeting, we ask that you authorize your vote now by proxy using one of the methods discussed above.

Thank you for your response and for your continued investment in the Funds.

Sincerely,

/s/ Patrick Ryan

Patrick Ryan
President, Madison ETFs Trust

Questions and Answers
While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the proposal that requires a shareholder vote.
Q. Why am I receiving this Proxy Statement?
A. You are receiving these proxy materials — the Proxy Statement and your proxy card — because you have the right to vote on an important proposal concerning your Fund. The proposal relates to the approval of a new investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser (the “New Advisory Agreement”).
Q. Why am I being asked to a approve a New Advisory Agreement?
A. As part of MIH’s succession plan, MIH intends to buy back a controlling interest in MIH from Frank Burgess, the founder of the firm and controlling shareholder of MIH. The Transaction will result in a direct change of control of MIH and an indirect change of control of the Adviser, and will constitute an “assignment” of the existing investment advisory agreement between the Trust and the Adviser (the “Existing Advisory Agreement”), within the meaning of the 1940 Act. An investment advisory agreement automatically terminates upon its “assignment” under the applicable provisions of the agreement and the 1940 Act. Accordingly, we are asking shareholders of each Fund to approve the New Advisory Agreement for their Fund, to take effect upon the consummation of the change of control, which is expected to occur on or about December 1, 2023.
The proposal must be voted on by shareholders of each Fund, voting separately.
Q. How will the Transaction and the New Advisory Agreement affect my investment?
A. The Transaction and the implementation of the New Advisory Agreement will not affect your investment. You will still own the same number of shares in a Fund and the value of your investment will not change as a result of the change of control of the Adviser. The investment management services to be provided by the Adviser under the New Advisory Agreement are substantially similar to the services provided under the Existing Advisory Agreement, and no changes in management fees will result from the new agreement. Moreover, the Transaction is not expected to change in any way the Funds’ day-to-day operations and the Funds’ investment objectives, strategies, principal risks, and portfolio managers will remain the same. Neither the Funds nor the Funds’ shareholders will bear any portion of the costs associated with the Transaction.
Q. Will the New Advisory Agreement result in any changes in the sub-adviser to each Fund?
A. It is expected that Toroso Investments, LLC, the current sub-adviser to each Fund, (the “Sub-Adviser”) will continue to provide services to each Fund. However, the Sub-Adviser’s agreement with the Adviser will terminate automatically upon the termination of the applicable the current advisory agreement. Under each Fund’s manager-of-managers structure, the Adviser may select (with the approval of the Board but without shareholder approval) one or more unaffiliated sub-advisers to provide advisory services to the Fund. Following the change of control, the Adviser anticipates entering into sub-advisory agreements with the Funds’ current Sub-Adviser on the same terms as the currently existing sub-advisory agreement, which would become effective upon the effectiveness of the New Advisory Agreement or interim advisory agreement, as applicable (as described in additional detail in the Proxy Statement.
Q. Who is paying for this Proxy Statement and for the other expenses and solicitation costs associated with the Meeting?
A. The expenses incurred in connection with preparing the Proxy Statement and its enclosures and all related legal and proxy solicitation expenses, including the costs of a proxy solicitor, will be paid by the Adviser and/or MIH. These expenses are estimated to be approximately $[ ].
Q. Are all the funds in the Trust impacted by the change of control?
A. Yes. The current advisory agreement of each series of the Trust will automatically terminate upon the effectiveness of the Transaction. Since the Trust is new and each series has limited operations as of the date of the proxy statement, the initial shareholder of Madison Mosaic Income Opportunities ETF, Madison Short-Term Strategic Income ETF and Madison Aggregate Bond ETF approved a new advisory agreement in advance of each fund’s public offering to shareholders, which will take effect upon the effectiveness of the Transaction.
Q. How does the Board of Trustees recommend that I vote?
A. After careful consideration, the members of the Board of Trustees, the majority of whom are independent trustees of the Trust, recommend that you vote FOR the proposal. The reasons for their recommendations are discussed in more detail in the enclosed Proxy Statement.
Q. Who is eligible to vote?
A. Any person who owned shares of a Fund on the “record date,” which is September 15, 2023 (the “Record Date”), is entitled to vote, even if that person has since sold those shares.
Q. How can I authorize a proxy or vote my shares?
A. You may attend the Meeting on November 30, 2023 in person and vote at the Meeting, or you may vote by using one of the following options (we recommend that you vote by proxy now even if you plan to attend the Meeting):
•By mail, using the enclosed proxy card and return envelope;
•By telephone, using the phone number on your proxy card; or
•Through the Internet, using the website address on your proxy card.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
Madison Covered Call ETF
Madison Dividend Value ETF
each a Series of
MADISON ETFs TRUST
550 SCIENCE DRIVE
MADISON, WI 53711

Notice is hereby given that a special meeting of shareholders of each series of Madison ETFs Trust, a Delaware statutory trust (the “Trust”), listed above (each, a “Fund” and collectively, the “Funds”), will be held at the offices of the Trust’s investment adviser, Madison Asset Management, LLC (the “Adviser”), 550 Science Drive, Madison, Wisconsin 53711, on November 30, 2023, at 10:00 a.m. local time (the “Meeting”), for the following purposes:
1.To approve a new investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser (the “Proposal”);
2.To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.
The Board of Trustees of the Trust recommends that shareholders vote FOR the Proposal.
Shareholders of record at the close of business on September 15, 2023 are entitled to notice of and to vote at the Meeting and at any postponements or adjournments thereof.

We anticipate that this Notice of Special Meeting of Shareholders and the accompanying Proxy Statement and proxy card will be mailed to shareholders beginning on or about [ ], 2023.
By Order of the Board of Trustees,
/s/ Holly S. Baggot
Holly S. Baggot
Secretary of Madison ETFs Trust
Madison, WI
September [ ], 2023

IMPORTANT— WE NEED YOUR PROXY VOTE IMMEDIATELY
As a shareholder of the Funds, you are asked to attend the Meeting either in person or by proxy. If you plan to attend the Meeting in person, please bring a form of identification. Even if you plan to attend the Meeting in person, we urge you to authorize your proxy prior to the Meeting. You can do this in one of three ways by: (1) completing, signing, dating, and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope, (2) calling a toll-free telephone number, or (3) using the Internet. Your prompt authorization of a proxy will help assure a quorum at the Meeting and avoid additional expenses associated with further solicitation. Voting by proxy will not prevent you from voting your shares in person at the Meeting. You may revoke your proxy before it is exercised at the Meeting by submitting to the Secretary of the Trust a written notice of revocation or a subsequently signed proxy card (i.e., a later-dated proxy), or by attending the Meeting and voting in person. A prior proxy can also be revoked by proxy voting again through the website or toll-free number noted on the enclosed proxy card. Proxy cards and written notices of revocation must be received by the Trust prior to the Meeting.

Preliminary Filing
September [ ], 2023

Madison Covered Call ETF
Madison Dividend Value ETF
each a Series of
MADISON ETFs TRUST
550 SCIENCE DRIVE
MADISON, WI 53711

PROXY STATEMENT

This Proxy Statement is solicited by the Board of Trustees (the “Board”) of Madison ETFs Trust (the “Trust”) for voting at a special meeting of shareholders of the Trust and each of its series listed above (each, a “Fund,” and collectively, the “Funds”) to be held on November 30, 2023, at 10:00 a.m., local time, at 550 Science Drive, Madison, Wisconsin 53711 (the “Meeting”). The Trust is a Delaware statutory trust and registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Proposal described in this Proxy Statement that requires shareholder approval is as follows:

	Proposal	Funds to which Proposal Applies
1.	To approve a new investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser.	Each Fund, voting separately
Shareholders of record at the close of business on September 15, 2023 are entitled to notice of and to vote at the Meeting and at any postponements or adjournments thereof.
Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on November 30, 2023:
The Notice of Meeting, Proxy Statement and Proxy Card
are available at www.madisonfunds.com/ETFproxy
Please read the Proxy Statement before voting on the Proposal. If you need additional copies of this Proxy Statement or proxy card, please contact our proxy solicitor, Computershare, toll-free at 1-866-905-8143. Additional copies of this Proxy Statement will be delivered to you promptly upon request.
The Funds have not yet completed their first fiscal period. The Funds’ Annual Report to Shareholders and Semi-Annual Report, when available, will be provided free of charge and can be requested via telephone, toll-free at 1-800-767-0300.

PROPOSAL: APPROVAL OF NEW ADVISORY AGREEMENT
Background
The Proposal relates to the approval of a new investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser (the “New Advisory Agreement”). The Adviser is a wholly owned subsidiary of Madison Investment Holdings, Inc. (“MIH”), which itself is 100% employee owned. As part of MIH’s succession plan, MIH intends to buy back a controlling interest in MIH from Frank Burgess, the founder, Chairman of the Board and controlling shareholder of MIH (the “Transaction”). Following the Transaction, MIH will continue to be 100% employee owned, with no one person controlling more than 25% of its outstanding voting stock, and Mr. Burgess will continue in his role as Chairman of the MIH Board of Directors.
The Transaction will result in a direct change of control of MIH and an indirect change of control of the Adviser, and will constitute an “assignment” of the existing investment advisory agreement between the Trust and the Adviser (the “Existing Advisory Agreement”), within the meaning of the 1940 Act. An investment advisory agreement automatically terminates upon its “assignment” under the applicable provisions of the 1940 Act. Accordingly, shareholders of each Fund are being asked to approve the New Advisory Agreement for their Fund, to take effect upon the consummation of the change of control, which is expected to occur on or about December 1, 2023.
The Board, the majority of whom are not “interested persons” of the Trust as defined in the 1940 Act (the “Independent Trustees”), approved the New Advisory Agreement at a special meeting held on August 28, 2023. The New Advisory Agreement is expected to become effective following the closing of the Transaction, subject to approval by shareholders of each Fund at the Meeting.
To avoid disruption of the Funds’ investment management program, at that same meeting, the Board also approved an interim investment advisory agreement (the “Interim Advisory Agreement”) between the Trust, with respect to each Fund, and the Adviser, which will be effective with respect to one or both Funds only if shareholder approval of the New Advisory Agreement is not received as of the date of the Meeting, and then, only for a period of up to 150 days following the close of the Transaction. If needed, the Interim Advisory Agreement, which meets the requirements of Rule 15a-4 under the 1940 Act, provides the affected Funds with uninterrupted investment management services while the Trust continues to solicit proxies from shareholders. If the New Advisory Agreement is approved by shareholders of each Fund at the Meeting, there will be no need for the Interim Advisory Agreement, and it will terminate in accordance with its terms. The terms of the Interim Advisory Agreement are the same as those of the Existing Advisory Agreement, except for the effective date and termination date. Additionally, under the Interim Advisory Agreement and in order to comply with Rule 15a-4, management fees earned by the Adviser would be held in an interest-bearing escrow account until shareholders approve the New Advisory Agreement. The Interim Advisory Agreement does not require shareholder approval.
The investment management services to be provided by the Adviser under the New Advisory Agreement are identical to the services provided under the Existing Advisory

Agreement, and no changes in the Funds’ advisory fees will result from the new agreement. Moreover, the Transaction is not expected to change in any way the Funds’ day-to-day operations and the Funds’ investment objectives, strategies, principal risks, and portfolio managers will remain the same. Likewise, the Transaction will not result in any changes to the organization or structure of the Funds or in any of the other services provided to the Funds. The Funds will continue to employ the same sub-adviser, independent registered public accounting firm, administrator, transfer agent, custodian and distributor as currently utilized by the Funds.
The New Advisory Agreement must be approved by shareholders of each Fund, voting separately. If the New Advisory Agreement is approved by shareholders of each Fund, the Adviser will serve as the investment adviser to the Funds for an initial two-year period from the effective date of the New Advisory Agreement. If shareholders of one or more Funds do not approve the New Advisory Agreement prior to the expiration of the 150-day term of the Interim Advisory Agreement, the Board of Trustees will consider other alternatives and will make such arrangements for the management of the investments of the affected Funds as it deems appropriate and in the best interests of the shareholders of the Funds, including, without limitation, liquidation of the Fund.
Comparison of New Advisory Agreement and Existing Advisory Agreement
A copy of the New Advisory Agreement is attached as Exhibit A. The following description is only a summary; however, all material terms of the New Advisory Agreement have been summarized. This description of the New Advisory Agreement is qualified in its entirety by reference to Exhibit A. The investment management services to be provided by the Adviser under the New Advisory Agreement are identical to the Existing Advisory Agreement except for the effective date and termination date.
The Existing Advisory Agreement was most recently approved by the Board of Trustees at a meeting held on June 26, 2023. The Existing Advisory Agreement was last approved by the initial shareholder(s) of each such Fund in connection with the Fund’s commencement of operations on August 11, 2023.
Advisory Services. The New Advisory Agreement and the Existing Advisory Agreement generally provide that the Adviser will manage the investment and reinvestment of each Fund’s assets, subject to the supervision and oversight of the Board and the officers of the Trust.
Delegation of Responsibilities. The New Advisory Agreement and the Existing Advisory Agreement provides that the Adviser may, at its own expense, enter into agreements with one or more sub-advisers, including affiliates of the Adviser, in which the Adviser delegates any or all of its duties specified in the Agreement.
Other Activities of Adviser. The New Advisory Agreement and the Existing Advisory Agreement both permit the Adviser to act as investment adviser for third parties so long as its ability to render the services to the Funds are not be impaired thereby.
Unitary Fee. The fee structure is identical under the New Advisory Agreement and Existing Advisory Agreement. For its services to the Funds the Adviser receives an annual advisory fee equal to the amount of the daily average net assets of each Fund as shown below, payable on a monthly basis (the “Advisory Fee”). In addition, the Adviser has agreed to pay or cause to be paid all expenses incurred by the Trust and each Fund, including payments to other entities, but excluding Advisory Fees, interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and litigation expenses, and other non-routine or extraordinary expenses (“Excluded Expenses”).
Each Fund is newly launched has not yet completed its first fiscal year, therefore information regarding fees paid as of the most recent fiscal year has not been provided.

Fund	Management Fee
Madison Dividend Value ETF	0.65%
Madison Covered Call ETF	0.90%
Under both the New Advisory Agreement and the Existing Advisory Agreement, the Adviser may from time to time, contractually or voluntarily, agree to waive a portion of its Advisory Fee and/or reimburse a Fund’s operating expenses to ensure that the Fund’s operating expenses do not exceed certain expense limitations. The Adviser may also permanently reduce the amount of the management fee for one or more Funds under such terms as it may determine by written notice thereof to the Trust.
In connection with the Board’s approval of the New Advisory Agreement, the Adviser contractually agreed to enter into an expense limitation agreement with the Trust, on behalf of the Funds (the “Expense Limitation Agreement”), under which the Adviser agreed to waive its management fees and/or reimburse expenses of each Fund to the extent necessary to limit each class of each Fund’s total current operating expenses (excluding the Excluded Expenses) to the annual rate set forth in the Funds’ currently effective prospectus. The Expense Limitation Agreement will remain in place for at least two years following the effective date of the New Advisory Agreement.
Limitation on Liability. The New Advisory Agreement and the Existing Advisory Agreement provide that the Adviser will not be liable for any loss incurred in connection with its duties under the Agreement, nor for any action taken, suffered, or omitted and believed to be advisable or within the scope of its authority, except for any acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under the Agreement.
Term and Termination. The New Advisory Agreement is expected to become effective on December 1, 2023, subject to shareholder approval at the Meeting, and will continue in effect for a period of two years after the effective date. Thereafter, the New Advisory Agreement will continue for successive periods of one year, subject to approval by the Board or Fund shareholders in accordance with the 1940 Act. The

Existing Advisory Agreement contains similar terms. The New Advisory Agreement and the Existing Advisory Agreement may be terminated at any time, on 60 days’ prior written notice, by the Board or, with respect to any Fund, by the vote of a majority of the outstanding voting securities of such Fund, or by the Adviser, without the payment of a penalty.
Assignment. The New Advisory Agreement and the Existing Advisory Agreement provide that such agreements will automatically terminate in the event of an assignment.
Board of Trustees Evaluation of the New Advisory Agreement
At a special meeting held on August 28, 2023, the Board of Trustees, the majority of whom are Independent Trustees (the “Board”), considered and approved the New Advisory Agreement, subject to shareholder approval. The New Advisory Agreement was considered due to the plan by the parent company of the Adviser, MIH, to buy back a controlling interest in MIH from Frank Burgess, the founder, Chairman of the MIH Board of Directors and controlling shareholder of MIH. Following the Transaction, MIH will continue to be 100% employee owned, with no one person controlling more than 25% of its outstanding voting stock, and Mr. Burgess will continue in his role as Chairman of the MIH Board of Directors. The Transaction, which is expected to close on or about December 1, 2023, will result in a direct change of control of MIH and an indirect change of control of the Adviser, and will constitute an “assignment” of the Existing Advisory Agreement between the Trust and the Adviser, within the meaning of the 1940 Act. An investment advisory agreement automatically terminates upon its “assignment” under the terms of the agreement and applicable provisions of the 1940 Act.
In addition to the New Advisory Agreement, to avoid disruption of the Funds’ investment management program, at that same meeting, the Board also approved the Interim Advisory Agreement. The Interim Advisory Agreement will be effective with respect to one or both Funds only if shareholder approval of the New Advisory Agreement is not received as of the date of the Meeting, and then, only for a period of up to 150 days following the close of the Transaction. If needed, the Interim Advisory Agreement, which meets the requirements of Rule 15a-4 under the 1940 Act, provides the affected Funds with uninterrupted investment management services while the Trust continues to solicit proxies from shareholders. If the New Advisory Agreement is approved by shareholders of each Fund at the Meeting, there will be no need for the Interim Advisory Agreement, and it will terminate in accordance with its terms. The Interim Advisory Agreement does not require shareholder approval. Since the Trust is new and each series has limited operations as of the date of the proxy statement, the initial shareholder of Madison Mosaic Income Opportunities ETF, Madison Short-Term Strategic Income ETF and Madison Aggregate Bond ETF approved a new advisory agreement in advance of each fund’s public offering to shareholders, which will take effect upon the close of the Transaction.
Like the Adviser, MFD Distributor, LLC, the principal distributor of the Funds’ shares (the “Distributor”), is a wholly-owned subsidiary of MIH. Consequently, the Transaction will result in an “assignment” of the existing distribution agreement between Trust and the Distributor which, in turn, will cause the automatic termination of the agreement under the 1940 Act. As a result, at the special Board meeting held on August 28, 2023, the Board approved a new distribution agreement between the Trust, on behalf of each Fund, and the Distributor, which is identical to the existing agreement except for the effective date. Shareholder approval of the new distribution agreement is not required.
Toroso Investments, LLC serves as the Sub-Adviser. Pursuant to the existing subadvisory agreement between the Adviser and Sub-Adviser, the subadvisory agreement will terminate automatically upon the termination of the Existing Advisory Agreement. However, it is expected that the Subadviser will continue to subadvise each Fund. Each Fund is authorized to use, and the Adviser currently uses, a “manager-of-managers” structure pursuant to exemptive relief granted by the U.S. Securities and Exchange Commission to the Adviser (the “Exemptive Relief”). Under the manager-of-managers structure, the Adviser may select (with the approval of the Board but without shareholder approval) one or more unaffiliated subadvisers to provide advisory services to the Funds. As a result, at the special Board meeting held on August 28, 2023, the Board approved a new subadvisory agreement between the Adviser and Subadviser, which has the same terms as the existing subadvisory agreement and will become effective upon the effectiveness of the New Advisory Agreement.
Prior to the special Board meeting, the trustees received and considered information from the Adviser designed to provide the trustees with the information necessary to evaluate the New Advisory Agreement. Before voting to approve the New Advisory Agreement, the trustees reviewed these materials with management of the Adviser and with counsel to the Independent Trustees, and received advice from such counsel regarding the legal standards for the trustees’ consideration of the approval of the New Advisory Agreement. This information, together with the information, discussions and presentations provided to the Board in connection with the Board’s initial approval of the Existing Advisory Agreement at its Board meeting held on June 26, 2023 and at an informal working session on August 8, 2023 formed the primary (but not exclusive) basis for the Board’s determinations.
With regard to the Transaction, the trustees noted that the objective of the Transaction is to facilitate the Adviser’s succession planning by decreasing Mr. Burgess’ ownership of MIH, which will in turn increase ownership by the Adviser’s next generation of employees. The trustees also considered the fact that there will be no anticipated changes to the Funds’ day-to-day operations, investment objectives, strategies, risks or portfolio managers, and no anticipated changes to the executive management of the Adviser and/or their roles and responsibilities as a result of the Transaction. Likewise, the trustees noted that the Transaction will not result in any changes to the organization or structure of the Funds or in any of the other services provided to the Funds. The trustees also considered the fact that the Funds would not bear any costs or expenses, directly or indirectly, related to the Transaction.
In determining whether to approve the New Advisory Agreement, the trustees considered all factors they believed relevant, including the following with respect to each Fund: (1) the nature, extent, and quality of the services to be provided by the

Adviser with respect to the Fund; (2) the qualifications, experience, and responsibilities of the portfolio managers who will continue to manage the Fund following the Transaction; (3) comparative fee and expense data for each Fund and other peer investment companies; (4) the costs of the services provided by the Adviser and the profits realized by the Adviser from those services; (5) the extent to which economies of scale may be realized as each Fund grows, and whether the management fee for each Fund reflects such economies of scale for the Fund’s benefit; (6) the impact to the Adviser’s operations, if any, as a result of the Transaction; and (7) other financial benefits to the Adviser resulting from services rendered to the Fund. The Adviser has represented that there are no anticipated changes to the nature, quality or extent of services provided to the Funds or the fees payable by the Funds under the New Advisory Agreement and that there have been no material changes to the information about the Adviser provided in connection with the June 26, 2023 approval of the Existing Advisory Agreement other than ownership information impacted by the Transaction. The trustees considered the New Advisory Agreement from the Existing Advisory Agreement are identical but for the effective date of each agreement.
The trustees also considered the Adviser’s recommendation that the Transaction was in the best interest of Fund shareholders because it would permit the Funds’ investment adviser to affect an orderly, well planned succession. In their deliberations to approve the New Advisory Agreement, each trustee, in the exercise of their business judgment, weighed to varying degrees the importance of the information provided to them, did not identify any single factor or particular information that was all-important or controlling, and considered the information and made their determinations for each Fund separately and independently of the other Funds. The Board based its decision on the totality of the circumstances and relevant factors.
Based upon the information provided to the Board, including the information provided, presentations made and discussions that transpired during and in preparation for the June 26, 2023 Board meeting, the August 8, 2023 working session, and a presentation to the Board by representatives of the Adviser and the supporting materials provided at the August 28, 2023 special Board meeting, the Board concluded that the New Advisory Agreement, as it relates to each Fund, is fair and reasonable in light of the services the Adviser performs, the management fees that each Fund pays, and such other matters as the trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the trustees’ determination to approve the New Advisory Agreement are summarized below.
Nature, Extent and Quality of Services Provided. The trustees considered the scope of services that the Adviser would provide under the New Advisory Agreement, noting that such services will include but are not limited to investing each Fund’s assets consistent with the Fund’s investment objective and investment policies, determining the portfolio securities to be purchased, sold, or otherwise disposed of and the timing of such transactions, and selecting broker-dealers to execute orders on behalf of each Fund. The trustees considered the qualifications, experience, and responsibilities of the portfolio managers to each Fund, who were expected to continue to serve under the New Advisory Agreement, and the resources made available to such portfolio managers. The Trustees also considered the information provided by the Adviser regarding investment oversight and risk management processes. The trustees considered the Adviser’s representation that there were no planned or expected changes to key positions or investment personnel related to the Funds as a result of the Transaction.
The trustees also considered the Adviser’s resources and compliance structure, including information regarding its compliance program and compliance record established pursuant to Rule 38a-1 under the 1940 Act. The trustees also considered the Adviser’s representation that there were no plans to change the manner in which the Funds were managed, operated, marketed or distributed, nor were there any planned changes to the Funds’ current compliance structure as a result of the Transaction.
The trustees also discussed the quality of services provided to the Trust by its administrator, transfer agent, partial administrator, and custodian. The trustees considered representations from the Adviser that the Transaction is expected to have little impact on the day-to-day operations at the Adviser. The trustees concluded that the Adviser has the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Advisory Agreement and that the nature, overall quality and extent of such management services would be satisfactory.
Fund Performance. Because each Fund is a newly created series of the Trust, the Board did not review the performance of the Funds as no track records were available.
Comparative Fee and Expense Data. In considering each Fund’s fees and expenses, the trustees reviewed the expense ratios for a variety of other funds in each Fund’s peer group with similar investment objectives. The trustees considered that each Fund’s Advisory Fee would not change as a result of the Transaction. The Board also received information from the Adviser, in connection with its June 26, 2023 meeting, comparing the proposed unitary management fee rate for the Fund to the total expense ratios of funds in a peer group as well as the Fund’s Morningstar category. In this regard, the trustees considered that the Advisory Fees charged to each Fund were within a reasonable range of fees charge to its peers and its Morningstar category. The trustees noted that the Adviser or its affiliates provide investment management services to other investment company and/or non-investment company clients and considered the management fees charged by the Adviser to such clients for purposes of determining whether the management fee charged to each Fund under the New Advisory Agreement was disproportionately large under the so-called “Gartenberg” standard traditionally used by investment company boards in connection with advisory contract approval considerations. The trustees noted that the fees charged to the comparable clients identified by the Adviser were comparable to those charged to the Funds. The trustees noted too the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser.
The trustees compared each Fund’s total expense ratio and management fee to those of comparable funds with similar investment objectives and strategies. The trustees noted the relatively simple expense structure maintained by the Trust, which consists of a unitary management fee, which is designed to pay each Fund’s expenses and to compensate the Adviser for the services it provides to the Funds. The trustees notes that out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees. However, the Adviser is not responsible for interest, taxes, brokerage commissions, acquired fund fees and expenses and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, an extraordinary expenses. The trustees recognized that it is difficult to compare management fees because the scope of investment management services provided may vary from one investment adviser to another and from one client to another.
The trustees also considered that, in connection with the Board’s approval of the New Advisory Agreement, the Adviser contractually agreed to enter into an expense limitation agreement with the Trust, on behalf of the Funds (the “Expense Limitation Agreement”), under which the Adviser agreed to waive its management fees and/or reimburse expenses of each Fund to the extent necessary to limit each class of each Fund’s total current operating expenses (excluding the certain expense) to the annual rate set forth in the Funds’ currently effective prospectus. The trustees noted that Expense Limitation Agreement will remain in place for at least two years following the effective date of the New Advisory Agreement.
On the basis of the information provided, the trustees concluded that the Adviser’s management fee with respect to each Fund is reasonable.
Cost of Advisory Services and Profitability. The trustees considered the Advisory Fee that each Fund pays to the Adviser under the Existing Advisory Agreement, which will remain the same under the New Advisory Agreement, as well as information from the Adviser regarding the expected asset level that will be required for each Fund to break even. The Board also considered the unitary management fee structure of the Fund whereby the Adviser assumes a majority of the expense of each Fund as well as that the Adviser compensates the Sub-Adviser from its own Advisory Fee. The trustees noted that total assets managed by the Adviser and its affiliates were approximately $22 billion as of May 31, 2022, and approximately $22.1 billion as of May 31, 2023. As a result, although the fees paid by an individual Fund at its present size might not be sufficient to profitably support a stand-alone Fund, each Fund is reasonably profitable to the Adviser as part of its larger, diversified organization. In sum, the trustees recognized that the Trust is important to the Adviser and is managed with the attention given to the Adviser’s other clients. Following their review, the trustees concluded that the costs for services provided by, and the level of profitability to, the Adviser was reasonable considering the services provided.
Economies of Scale. The trustees considered whether there are expected to be economies of scale with respect to the management of the Funds as assets grow and whether there is potential for realization of economies of scale. The trustees considered whether economies of scale in the provision of services to the Funds were being passed along to shareholders. The trustees noted the Adviser’s representations that, given the Funds are newly launched, the Adviser did not believe that economies of scale currently existed in the Adviser’s management of the Fund. The trustees also considered that, since the Funds are not expected to be impacted as a result of the Transaction, no economies or diseconomies of scale are expected.
Other Benefits. The trustees considered the direct and indirect benefits that could be realized by the Adviser from its relationship with the Funds. The trustees considered the extent to which the Adviser utilizes soft dollar arrangements with respect to portfolio transactions and considered that the Adviser does not utilize any affiliated brokers to execute the Funds’ portfolio transactions. The trustees noted there were current no distribution or service fees being paid by the Funds to the Adviser or its affiliates. The trustees considered that the Adviser may receive some form of reputational benefit from services rendered to the Funds, but that such benefits are immaterial and cannot otherwise be quantified. The trustees concluded that the additional benefits the Adviser receives from its relationship with the Funds are reasonable and appropriate.
Conclusion. Based on all of the information presented to and considered by the Board and the foregoing conclusions, the Board of Trustees, including the Independent Trustees, determined that the New Advisory Agreement on the basis that its terms and conditions, including the fees payable thereunder, were fair and reasonable and in the best interests of the Funds and their respective shareholders and they unanimously voted to approve the New Advisory Agreement and to recommend that shareholders approve the New Advisory Agreement.
Information about the Funds
Each Fund is a series of the Trust. The Trust is an open-end management investment company that operates as an exchange-traded fund. The Trust is organized as a Delaware statutory trust. Madison Asset Management, LLC is the investment adviser to the Funds. The Adviser’s principal office is located at 550 Science Drive, Madison, Wisconsin 53711. Tidal ETF Services, LLC provides certain administrative services to the Trust under a separate Fund Administration Servicing Agreement . Tidal is located at 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“USB”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202 serves as the funds' partial administrator, fund accountant and transfer agent. The Trust’s distributor, MFD Distributor, LLC, is an affiliate of the Adviser with its principal place of business located at 550 Science Drive, Madison, Wisconsin 53711. The Funds do not place any brokerage transactions with any affiliates of the Adviser.

Information about the Adviser
The Adviser was founded in 1974, and is a wholly-owned subsidiary of Madison Investment Holdings. MIH’s principal office is located at 550 Science Drive, Madison, Wisconsin 53711. Frank Burgess is the Chairman of the Board of MIH and currently controls the Adviser by virtue of his ownership of a majority of the outstanding voting stock of MIH. As described above in the “Background” section, MIH’s ownership and control structure is scheduled to change as a consequence of the proposed Transaction. Following the Transaction, MIH will continue to be 100% employee owned, with no one person controlling more than 25% of its outstanding voting stock, and Mr. Burgess will continue in his role as Chairman of the MIH Board of Directors.
Officers of the Adviser who also serve as officers of the Trust do not receive compensation from the Trust for their services as officers of the Trust. Such officers consist of the following persons: Leslie Oliversen (Trustee), Patrick Ryan (President), Greg Hoppe (Vice President, Chief Financial Officer, Treasurer), Holly Baggot (Secretary, Assistant Treasurer), Steve Fredricks (Chief Compliance Officer, Assistant Secretary), Terri Wilhelm (Assistant Secretary). Messrs. Ryan, Hoppe, and Fredricks and Mses. Oliversen and Baggot own shares of MIH and accordingly may be deemed to have an interest in the Proposal. No Independent Trustee holds any position with or interest in the Adviser or its affiliates.
Information regarding the executive officers and directors of the Adviser can be found in the Adviser’s Uniform Application for Investment Advisor Registration on Form ADV, as filed with the SEC. Please visit the SEC’s website at www.sec.gov and go to the Investment Adviser Public Disclosure home page to locate the Adviser’s most recently filed Form ADV. As of May 31, 2023, the Adviser and its affiliates managed approximately $22.1 billion in assets, including open-end mutual funds, a closed-end fund, separately managed accounts and wrap accounts. While each Fund’s portfolio management team is responsible for the day-to-day investment management of their assigned Fund, the Adviser’s Investment Risk Oversight Committee oversees all investment management services provided by the portfolio management teams. This committee is comprised of senior officers and portfolio managers of the Adviser. Exhibit B contains information with respect to other funds managed by the Adviser which have a similar investment objective as one or more of the Funds.
Recommendation of the Board of Trustees
For the reasons set forth above, the Board of Trustees recommends that shareholders of each Fund vote FOR the approval of the New Advisory Agreement.

ADDITIONAL INFORMATION
Voting Information
General; Record Date. The record holders of the outstanding shares of each Fund as of the close of business on September 15, 2023 (the “Record Date”) are entitled to vote at the Meeting and any adjournment or postponement thereof. Each shareholder of record is entitled to one vote for each full share and a fractional vote for each fractional share held by such shareholder as of the Record Date on all matters presented at the Meeting. Whether you expect to be personally present at the Meeting or not, we encourage you to vote by proxy. You can do this by phone or the Internet or by completing, dating, signing, and returning the accompanying proxy card using the enclosed postage prepaid envelope. By voting by proxy, your shares will be voted as you instruct. If no choice is indicated, your shares will be voted FOR the Proposal, and in the discretion of the persons named as proxies on such other matters that properly may come before the Meeting.
Any shareholder giving a proxy may revoke it at any time before it is exercised at the Meeting by submitting to the Secretary of the Trust a written notice of revocation or a subsequently signed proxy card (i.e., a later-dated proxy), or by attending the Meeting and voting in person. A prior proxy can also be revoked by proxy voting again through the website or toll-free number noted on the enclosed proxy card. Proxy cards and written notices of revocation must be received by the Trust prior to the Meeting. If not so revoked, the shares represented by the proxy will be voted at the Meeting and any postponements or adjournments of the Meeting. Attendance by a shareholder at the Meeting does not by itself revoke a proxy.
As of the Record Date, the following shares of each Fund were issued and outstanding:

Fund	Shares Outstanding
Madison Covered Call ETF
Madison Dividend Value ETF
Solicitation of Proxies and Related Costs. The solicitation of proxies will occur principally by mail. In addition to solicitation by mail, certain officers and representatives of the Trust and officers and employees of the Adviser (who will receive no extra compensation for their services) and representatives of the Trust’s proxy solicitor, Computershare, may solicit proxies by telephone, the Internet, facsimile, letter, or other electronic means. If instructions are recorded by telephone, the person soliciting the proxies will use procedures designed to authenticate shareholders’ identities to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder’s instructions have been properly recorded.
The expenses incurred in connection with preparing the Proxy Statement and its enclosures and all related legal and proxy solicitation expenses will be paid by the Adviser and/or MIH. These expenses are estimated to be approximately $[ ].

Quorum. In order for a vote on the Proposal to be taken at the Meeting, there must exist a quorum of shareholders of the Trust or Fund, as applicable, eligible to vote on the Proposal. The presence at the Meeting, in person or by proxy, of shareholders entitled to cast at least 33 and 1/3% of the votes entitled to be cast at the Meeting constitutes a quorum for the Proposal. However, as discussed below, since the Proposal must be approved by a “majority of the outstanding voting securities” as defined in the 1940 Act, more than 50% of each Fund’s outstanding voting securities must be present in person or by proxy or have voted to approve the Proposal.
Abstentions and Broker Non-Votes. For purposes of determining the presence of a quorum for the Proposal, abstentions and broker “non-votes” will be counted as shares present. Broker “non-votes” occur when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting powers with respect to that proposal and has not received instructions from the beneficial owner. Abstentions and broker non-votes will have the effect of an “against” vote on the Proposal since such shares are not voted in favor of the Proposal. Since there are no routine matters proposed for this meeting, there are not expected to be any broker non-votes.
Adjournment. It may become necessary from time to time to adjourn the Meeting in order to allow more time to solicit additional proxies, as necessary, if there are insufficient votes at the time of the Meeting to constitute a quorum or to approve the Proposal. If a quorum is not present at the Meeting, it is expected that the holders of proxies will vote to authorize the adjournment of the Meeting in order to solicit additional proxies. Even if a quorum is present at the Meeting, but there are insufficient votes to approve the Proposal, it is also expected that the holders of proxies will vote to authorize the adjournment of the Meeting to solicit additional proxies. If the Meeting is adjourned, the adjourned meeting will be held within a reasonable time after the date set for the original Meeting without further notice, other than an announcement at the Meeting in accordance with the Trust’s governing documents and as permitted under Delaware law.
Votes Required to Pass the Proposal
Shareholders of each Fund will vote separately for purposes of approving the New Advisory Agreement. In order for the New Advisory Agreement to be approved with respect to a particular Fund, it must be approved by the holders of a “majority of the outstanding voting securities” of such Fund. The term “majority of the outstanding voting securities” (as defined in the 1940 Act and used in this Proxy Statement) means: the affirmative vote of the lesser of (i) 67% or more of the voting securities of a Fund present at the Meeting if more than 50% of the outstanding voting securities of a Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of a Fund.
If shareholders of one or both Funds do not approve the New Advisory Agreement, the Interim Advisory Agreement will take effect as of the date of the closing of the Transaction with respect to the affected Funds, providing the Trust with continued investment management services from the Adviser for up to 150 days. If the New Advisory Agreement is not approved by shareholders of the affected Fund(s) prior to the expiration of the Interim Advisory Agreement, the Board of Trustees will consider other alternatives and will make such arrangements for the management of the investments of the affected Fund(s) as it deems appropriate and in the best interests of the shareholders of the Fund(s), including, without limitation, liquidation of the Fund.
Other Information. Also, please note that if you sign, date, and return the proxy card, but do not specify a vote on the Proposal, your shares will be voted in favor of the Proposal, and in the discretion of the proxies named therein with respect to any other business that may properly come before the Meeting or any postponements or adjournments thereof.
No Dissenters’ Rights
Shareholders have no rights under applicable law or the Trust’s Declaration of Trust to exercise dissenters’ rights of appraisal with respect to the Proposal.
Security Ownership of Management, Trustees and Principal Shareholders
As of the Record Date, to the best of the knowledge of the Trust, no trustee or officer of the Trust beneficially owned 1% or more of the outstanding shares of any Fund, and the trustees and the officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of each Fund. Other than as described in the Proposal, the Board is aware of no arrangements, the operation of which at a subsequent date may result in a change in control of the Funds. As of the Record Date, the Independent Trustees, and their respective immediate family members, did not own any securities beneficially or of record in MIH, the Adviser, the Distributor, or any of their respective affiliates. Information about the principal holders of each Fund’s shares is set forth in Exhibit C.
With respect to the Proposal, Madison intends to vote shares of each Fund held by the Adviser or its affiliates in the same proportion as the shares voted by the other shareholders of the Fund (i.e., mirror voting). With respect to shares of the Funds held by other investment companies or clients advised by the Adviser, the Adviser intended to vote shares consistent with its proxy voting policies and agreements with such clients.
Householding
The SEC has adopted rules that permit investment companies, such as the Trust, to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” could result in extra convenience and cost savings for the Funds and their shareholders.
If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you currently receive multiple copies of proxy statements or shareholder reports and would like to request to receive a single copy of documents in the future, please contact your financial intermediary.
Shareholder Proposals for Subsequent Meetings
The Trust does not hold annual shareholders meetings, except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should send their written proposals to the Trust’s Secretary at the address set forth on the cover of this Proxy Statement within a reasonable time before the Trust begins to print and send its proxy materials. Any shareholder proposal that is not submitted before the Trust sends out its proxy materials will be considered untimely and will not be included in the proxy materials. The timely submission of a proposal does not guarantee its inclusion. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws, as well as the Trust’s governing documents.
Other Matters to Come Before the Meeting
No business other than the Proposal is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Funds and their respective shareholders.
Dated: September [ ], 2023

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE. YOU MAY ALSO VOTE BY INTERNET OR TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD.

EXHIBIT A
NEW INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement (“Agreement”) is made as of [December 1, 2023], by and between Madison ETFs, a Delaware statutory trust (“Trust”), on behalf of each series of the Trust listed on Schedule A attached hereto, as may be amended from time to time (each, a “Fund” and collectively, “Funds”), and Madison Asset Management, LLC, a Wisconsin limited liability company (“Adviser”).

BACKGROUND
1.The Trust has been organized and operates as an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”) and engages in the business of investing and reinvesting Fund assets in securities and other investments. Each Fund is a series of the Trust having separate assets and liabilities.
2.The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and engages in the business of providing investment advisory services.
3.The Trust has selected the Adviser to serve as the investment adviser for each Fund listed on Schedule A.

TERMS
NOW, THEREFORE, in consideration of the mutual covenants herein contained, the sufficiency of which is hereby acknowledged, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1.Advisory Services. The Trust, on behalf of each Fund, hereby appoints the Adviser to manage the investment and reinvestment of such Fund’s assets, subject to the supervision and oversight of the Trust’s Board of Trustees (“Board”) and the officers of the Trust, for the period and on the terms hereinafter set forth. The Adviser hereby accepts such appointment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or to represent the Trust or a Fund in any way, or in any way be deemed an agent of the Trust or a Fund. The Adviser shall determine, from time to time, what securities shall be purchased for each Fund, what securities shall be held or sold by each Fund and what portion of each Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, By-Laws and each Fund’s prospectus and statement of additional information each, as may be amended from time to time, as set forth in the Trust’s registration statement on Form N-1A (“Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (“1933 Act”), covering Fund shares, as filed with the U.S. Securities and Exchange Commission (“SEC”), and to the investment objectives, policies and restrictions of each Fund, as shall be from time to time in effect, and such other limitations, policies and procedures as the Board may reasonably impose from time to time and provide in writing to the Adviser (“Investment Policies”). To carry out such obligations, the Adviser shall exercise full discretion and act for each Fund in the same manner and with the same force and effect as each Fund itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund’s investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund’s assets or to otherwise exercise its right to control the overall management of the Trust and each Fund. The Adviser acknowledges that the Board retains ultimate authority over each Fund and may take any and all actions necessary and reasonable to protect the interests of Fund shareholders.

2.Selection of Sub-Adviser(s). The Adviser shall have the authority hereunder to select and retain, subject to approval by the Board, one or more sub-advisers, including an affiliated person (as defined under the 1940 Act) of the Adviser (each, a “Sub-Adviser,” and collectively, “Sub-Advisers”), for each Fund referenced in Schedule A to perform some or all of the services for which the Adviser is responsible pursuant to this Agreement. The Adviser shall supervise the activities of the Sub-Adviser(s), and the retention of a Sub-Adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement. Any such Sub-Adviser shall be registered and in good standing with the SEC and capable of performing its sub-advisory duties pursuant to a sub-advisory agreement approved by the Board and, except as otherwise permitted by the 1940 Act or by rule, regulation or Order of the SEC, a vote of a majority of the outstanding voting securities of the applicable Fund. The Adviser will compensate each Sub‑Adviser for its services to each applicable Fund for the avoidance of doubt neither the Trust or the applicable Fund(s) shall be responsible for fees payable to any Sub-Adviser.

3.Representations of the Adviser.
a.The Adviser shall use its best judgment and efforts in rendering the advice and services to each Fund as contemplated by this Agreement.
b.The Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall upon reasonable request provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

c.The Adviser shall implement and maintain a business continuity plan and policies and procedures reasonably designed to prevent, detect and respond to cybersecurity threats and to implement such internal controls and other safeguards with a goal of safeguarding each Fund’s confidential information and the nonpublic personal information of Fund shareholders. The Adviser shall promptly notify the Trust upon the Adviser’s discovery of any material violations or breaches of such policies and procedures.
d.None of the Adviser, its affiliates, or any officer, manager, partner or employee of the Adviser or its affiliates is subject to any event set forth in Section 9 of the 1940 Act that would disqualify the Adviser from acting as an investment adviser to an investment company under the 1940 Act. The Adviser will promptly notify the Trust upon its discovery of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.
e.The Adviser will not engage in any futures transactions, options on futures transactions or transactions in other commodity interests on behalf of a Fund prior to the Adviser becoming registered or filing a notice of exemption on behalf of the Fund with the National Futures Association.

4.Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Advisers Act, the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, and any exemptive relief therefrom, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser and to maintain all licenses and registrations necessary to perform its duties hereunder in good order. The Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Fund(s), and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Adviser, and with any requirements applicable to the Fund of any national securities exchange on which the Fund’s shares are listed. In selecting each Fund’s portfolio securities and performing the Adviser’s obligations hereunder, the Adviser shall cause each Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”), for qualification as a regulated investment company if the Fund has elected to be treated as a regulated investment company under the Code. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser’s full responsibility for any of the foregoing.

5.Proxy Voting. The Board has the authority to determine how proxies with respect to securities that are held by each Fund shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for each Fund’s securities to the Adviser. So long as proxy voting authority for a Fund has been delegated to the Adviser, the Adviser shall exercise its proxy voting responsibilities. The Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Trust. The Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for each Fund to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Adviser may be revoked or modified by the Board at any time. The Trust acknowledges and agrees that the Adviser may delegate its responsibility to vote proxies for a Fund to the Fund’s Sub‑Adviser(s).

6.Brokerage.
a.The Adviser shall arrange for the placing and execution of Fund orders for the purchase and sale of portfolio securities, as necessary, with any Sub-Adviser and with broker-dealers. Subject to seeking the best price and execution reasonably available, the Adviser is authorized to place orders for the purchase and sale of portfolio securities for a Fund with such broker-dealers as it may select from time to time. Subject to Section 6.2 herein, the Adviser is also authorized to place transactions with brokers who provide research or statistical information or analyses to such Fund, to the Adviser, or to any other client for which the Adviser provides investment advisory services. The Adviser also agrees that it will cooperate with the Trust to allocate brokerage transactions to brokers or dealers who provide benefits directly to a particular Fund; provided, however, that such allocation comports with applicable law including, without limitation, Rule 12b-1(h) under the 1940 Act.
b.Notwithstanding the provisions of Section 6.1 above and subject to such policies and procedures as may be adopted by the Board and officers of the Trust and consistent with Section 28(e) of the 1934 Act, the Adviser is authorized to cause a Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Adviser has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to such Fund and to other funds or clients for which the Adviser exercises investment discretion.
c.The Adviser is authorized to direct portfolio transactions to a broker that is an affiliated person of the Adviser, any Sub-Adviser or a Fund in accordance with such standards and procedures as may be approved by the Board in accordance with Rule 17e-1 under the 1940 Act, or other rules or guidance promulgated by the SEC. Any transaction placed with an affiliated broker must (i) be placed at best execution, and (ii) may not be a principal transaction.
d.The Adviser is authorized to aggregate or “bunch” purchase or sale orders for a Fund with orders for various other clients when it believes that such action is in the best interests of such Fund and all other such clients. In such an event, allocation of the securities purchased or sold will be made by the Adviser in accordance with the Adviser’s written policy.

7.Records/Reports.
a.Recordkeeping. The Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to each Fund, except as otherwise provided herein or as may be necessary for the Adviser to supply to the Trust, including the Trust’s chief compliance officer (“Chief Compliance Officer”), or the Board the information required to be supplied under this Agreement.
b.The Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, sub-administrator, custodian or transfer agent appointed by the Trust) relating to its responsibilities provided hereunder with respect to the Fund(s) and other such records as may be required by law including, but not limited to, Rule 31a-4 of the 1940 Act, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act, or other applicable provisions of the 1940 Act (“Fund Books and Records”). The Fund Books and Records shall be available to the Board and the Chief Compliance Officer at any time upon request, shall be delivered to the Trust upon the termination of this Agreement and shall be available without delay during any day the Trust is open for business.
c.Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings, and shall furnish the Trust and the Board from time to time with whatever information the Adviser, or the Board believes is appropriate for this purpose. The Adviser agrees to provide such valuation reports and pricing information, of which the Adviser is aware, that the Board shall require in connection with the Board’s responsibilities under Rule

2a-5 of the 1940 Act, to the Trust, the Board, and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures..
d.Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, the Chief Compliance Officer, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust, such information with respect to each Fund as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.
e.Information and Reporting. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.
f.Notification of Breach/Compliance Reports. The Adviser shall promptly notify the Board of (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of a Fund’s or the Adviser’s policies, guidelines or procedures. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and the Trust’s disclosure controls and procedures adopted pursuant to the Sarbanes‑Oxley Act of 2002, as amended ( “Sarbanes-Oxley Act”), and the implementing regulations adopted thereunder, and agrees to inform the Trust of any material development related to a Fund that the Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act. The Adviser will promptly notify the Board in the event (i) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws or (ii) an actual change in control of the Adviser resulting in an “assignment” (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.

g.Board and Filings Information. The Adviser will also provide the Trust with any information reasonably requested regarding its management of the Fund(s) required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the SEC. The Adviser will make its officers and employees available to meet with the Board from time to time on reasonable notice to review its investment management services to the Fund(s) in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be requested by the Board under Section 15(c) of the 1940 Act in order for the Board to evaluate this Agreement or any proposed amendments thereto.
h.Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust, the Chief Compliance Officer or their designated agents to perform such compliance testing on each Fund and the Adviser’s services as the Trust or its Chief Compliance Officer may determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

8.Code of Ethics. The Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Trust. The Adviser shall ensure that its Access Persons (as defined in the Adviser’s Code of Ethics) comply in all material respects with the Adviser’s Code of Ethics, as in effect from time to time. Upon request, the Adviser shall provide the Trust with (i) a copy of the Adviser’s current Code of Ethics, as in effect from time to time, and (ii) a certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser’s Code of Ethics. Annually, the Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Adviser’s Code of Ethics to the Trust. The Adviser shall respond to requests for information from the Trust as to violations of the Code of Ethics by Access Persons and the sanctions imposed by the Adviser. The Adviser shall immediately notify the Trust of any material violation of the Code of Ethics, whether or not such violation relates to a security held by any Fund.

9.Members and Employees. Members and employees of the Adviser may be trustees, officers or employees of the Trust.

10.Custody. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

11.Unitary Fee. During the term of this Agreement, the Adviser shall bear its own costs of providing services under this Agreement. The Adviser agrees to pay or cause to be paid all expenses incurred by the Trust and each Fund, including payments to other entities, but excluding Advisory Fees (as defined below), interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and litigation expenses, and other non-routine or extraordinary expenses.

12.Compensation.
a.As compensation for the services to be rendered to the Fund(s) by the Adviser under the provisions of this Agreement, the Trust, on behalf of each Fund, shall pay to the Adviser from a Fund’s assets an annual advisory fee equal to the amount of the daily average net assets of such Fund shown on Schedule A attached hereto, payable on a monthly basis (the “Advisory Fee”).
b.The initial Advisory Fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement with respect to a Fund and shall be prorated as set forth below. If this Agreement is terminated with respect to a Fund prior to the end of any calendar month, the Fund’s Advisory Fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which the Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within thirty (30) days after the date of termination.
c.The Adviser shall look exclusively to the assets of each Fund for payment of that Fund’s Advisory Fee.
d.The Adviser may voluntarily or contractually waive the Advisory Fee.

13.Non-Exclusivity. The services to be rendered by the Adviser to the Trust on behalf of a Fund under the provisions of this Agreement are not to be deemed to be exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby. Without limiting the foregoing, the Adviser, its members, employees and agents may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm, entity or individual, and may render underwriting services to the Trust on behalf of a Fund or to any other investment company, corporation, association, firm, entity or individual. Likewise, the Trust may from time to time employ other individuals or entities to furnish other separate series of the Trust with the services provided for herein.

14.Liability and Standard of Care.
a.The Adviser shall exercise due care and diligence and use the same skill and care in providing its services hereunder as it uses in providing services to other investment companies, accounts and customers, but the Adviser and its affiliates and their respective agents, control persons, directors, officers, employees, supervised persons and access persons shall not be liable for any action taken or omitted to be taken by the Adviser in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any right which the Trust, a Fund or any shareholder of a Fund may have under any federal securities law or state law the applicability of which is not permitted to be contractually waived.
b.The Adviser shall indemnify the Trust, each Fund and each of their respective affiliates, agents, control persons, directors, members of the Board, officers, employees and shareholders (the “Adviser Indemnified Parties”) against, and hold them harmless from, any costs, expense, claim, loss, liability, judgment, fine, settlement or damage (including reasonable legal and other expenses) (collectively, “Losses”) arising out of any claim, demands, actions, suits or proceedings (civil, criminal, administrative or investigative) asserted or threatened to be asserted by any third party (collectively, “Proceedings”) in so far as such Loss (or actions with respect thereto) arises out of or is based upon (i) any material misstatement or omission of a material fact in information regarding the Adviser furnished to the Trust by the Adviser for use in the Registration Statement, proxy materials or reports filed with the SEC; or (ii) the willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties of the Adviser in the performance of its duties under this Agreement (collectively, “Adviser Disabling Conduct”).
c.The Trust shall indemnify and hold harmless the Adviser and its members, trustees, officers and employees of the other party (any such person, an “Adviser Indemnified Party”) against any Losses arising out of any Proceedings in so far as such Loss or actions with respect thereto, arise out of, or is based upon the Trust’s performance or non-performance of any duties under this Agreement; provided, however, that nothing herein shall be deemed to protect any Adviser Indemnified Party against any portion of liability that is attributable to Adviser Disabling Conduct.

d.Notwithstanding anything to the contrary contained herein, the Adviser, its affiliates and their respective agents, control persons, directors, partners, officers, employees, supervised persons and access persons shall not be liable to, nor shall they have any indemnity obligation to, the Trust, its officers, directors, agents, employees, controlling persons or shareholders or to a Fund or any Fund shareholders for: (i) any material misstatement or omission of a material fact in a Fund’s Registration Statement, proxy materials or reports filed with the SEC to the extent such material misstatement or omission was made in reliance upon, and is consistent with, the information furnished to the Trust by the Adviser specifically for use therein; (ii) any action taken or failure to act in good faith reliance upon (A) information, instructions or requests, whether oral or written, with respect to a Fund made to the Adviser by a duly authorized officer of the Trust who is not an affiliated person of the Adviser or any affiliated person of the Adviser; (B) the advice of counsel to the Trust; or (C) any written instruction of the Board; provided, however, that the limitations on the Adviser’s liability and indemnification obligations described in (i) through (ii) above shall not apply with respect to, and to the extent, any portion of liability is attributable to Adviser Disabling Conduct.
e.The Adviser shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results, either relative or absolute, will be achieved.
f.For the avoidance of doubt, neither Fund shareholders nor the members of the Board shall be personally liable under this Agreement.

15.Term/Approval/Amendments.
a.This Agreement shall become effective with respect to a Fund as of the date of commencement of operations of the Fund if approved by (i) the Board, including a majority of the Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of such party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval (or in another manner permitted by the 1940 Act, or rules, interpretations or exemptive relief thereunder); and (ii) the vote of a majority of the outstanding voting securities of a Fund (to the extent required under the 1940 Act). It shall continue in effect with respect to the Fund for an initial period of two years thereafter, and may be renewed annually thereafter only so long as such renewal and continuance is specifically approved as required by the 1940 Act (currently, at least annually by the Board or by vote of a majority of the outstanding voting securities of a Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, or in another manner permitted by the 1940 Act, or rules, interpretations or exemptive relief thereunder).
b.No material amendment to this Agreement shall be effective unless the terms thereof have been approved as required by the 1940 Act. The modification of any of the non-material terms of this Agreement may be approved by the vote of the Board, including a majority of the Independent Trustees cast in person at a meeting called for such purpose (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom).
c.In connection with such renewal or amendment, it shall be the duty of the Board to request and evaluate, and the duty of the Adviser to furnish, such information as may be reasonably necessary to evaluate the terms of this Agreement and any amendment thereto.
d.Notwithstanding the foregoing, this Agreement may be terminated by the Trust at any time, without the payment of a penalty, on sixty days’ written notice to the Adviser of the Trust’s intention to do so, pursuant to action by the Board or pursuant to a vote of a majority of the outstanding voting securities of a Fund. In addition, the Trust has the right to terminate this Agreement upon immediate notice if the Adviser becomes statutorily disqualified from performing its duties under this Agreement or otherwise is legally prohibited from operating as an investment adviser. The Adviser may terminate this Agreement at any time, without the payment of penalty, on sixty days’ written notice to the Trust of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Trust, on behalf of each Fund, to pay to the Adviser the fee provided in Section 12.
e.This Agreement shall automatically terminate in the event of its assignment (as defined in Section 2(a)(4) of the 1940 Act) unless the parties hereto, by agreement, obtain an exemption from the SEC from the provisions of the 1940 Act pertaining to the subject matter of this subsection.

16.Use of the Adviser’s Name.
a.The parties agree that the name of the Adviser, any Sub-Adviser, the names of any affiliates of the Adviser or a Sub-Adviser and any derivative or logo or trademark or service mark or trade name are the valuable property of the Adviser, the Sub-Adviser, or their respective affiliates, as applicable. The Trust shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of the

Adviser, which approval shall not be unreasonably withheld or delayed so long as this Agreement is in effect.
b.Upon termination of this Agreement, the Trust shall forthwith cease to use such name(s), derivatives, logos, trademarks or service marks or trade names identified in section 16.1 above. If the Trust makes any unauthorized use of the Adviser’s or any Sub-Adviser’s names, derivatives, logos, trademarks or service marks or trade names, the parties acknowledge that the Adviser and/or Sub-Adviser(s) shall suffer irreparable harm for which monetary damages may be inadequate and thus, the Adviser shall be entitled to injunctive relief, as well as any other remedy available under law.

17.Nonpublic Personal Information. Notwithstanding any provision herein to the contrary, the Adviser agrees on behalf of itself and its managers, members, shareholders, officers, and employees (1) to treat confidentially and as proprietary information of the Trust (a) all records and other information relative to each Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Adviser. Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

18.Anti-Money Laundering Compliance. The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Adviser agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, to the extent the same may apply to the Adviser, now and in the future. The Adviser further agrees to provide to the Trust, the Trust’s administrator, sub-administrator and/or the Trust’s anti-money laundering compliance officer such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Adviser to governmental and/or regulatory or self‑regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

19.Successors. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

20.Meanings. For the purposes of this Agreement, the terms “vote of a majority of the outstanding voting securities,” “interested persons” and “assignment” shall have the meaning defined in the 1940 Act or the rules promulgated thereunder; subject, however, to such exemptions as may be granted by the SEC under the 1940 Act or any interpretations of the SEC staff.

21.Entire Agreement and Amendments. This Agreement represents the entire agreement among the parties with regard to the investment management matters described herein and may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto except as otherwise noted herein.

22.Enforceability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

23.Limited Recourse. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust’s Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the State of Delaware. Such Certificate of Trust and the Trust’s Agreement and Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

24.Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of the state of Delaware, without giving effect to the choice of law provisions thereof, and the Adviser consents to the jurisdiction of courts, both state or federal, in Delaware, with respect to any dispute under this Agreement.

25.Paragraph Headings. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.

26.Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

27.Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have this Agreement to be executed by their duly authorized officers on the day and year first written above.

Madison ETFs Trust

On behalf of each series listed on Schedule A attached hereto

By:
Name: Patrick Ryan
Title: President

Madison Asset Management, LLC
By:
Name: Steven Fredricks
Title: Chief Legal Officer

Schedule A

Fund Name	Advisory Fee
Madison Mosaic Income Opportunities ETF Madison Short-Term Strategic Income ETF Madison Aggregate Bond ETF Madison Covered Call ETF Madison Dividend Value ETF	0.20% 0.40% 0.40% 0.90% 0.65%

EXHIBIT B
OTHER FUNDS WITH SIMILAR INVESTMENT OBJECTIVES
The table below provides information regarding other registered investment companies managed by the Adviser which have a similar investment objective as the Fund.

Name of Other Fund	Other Fund’s Investment Objective	Similar to which Madison ETF?	Adviser’s Mgmt. Fee	Net Assets as of December 31, 2022	Has Adviser Agreed to Waive or Reduce its Mgmt. Fee under any Applicable Contract?
Madison Dividend Income Fund	Seeks to produce current income while providing an opportunity for capital appreciation.	Madison Dividend Value ETF	0.70%	$300,550,802	Yes[1]
Ultra Series Large Cap Value Fund	Seeks long-term capital growth, with income as a secondary consideration.	Madison Dividend Value ETF	0.60%[2]	$204,741,821	No
Madison Covered Call & Equity Income Fund	Seeks to provide consistent total return and, secondarily, to provide a high level of income and gains from option premiums.	Madison Covered Call ETF	0.85%	$146,173,438	No
Madison Covered Call & Equity Strategy Fund ("MCN")	The Fund seeks to provide a high level of current income and gains, with a secondary objective of achieving long-term capital appreciation.	Madison Covered Call ETF	0.80%	$148,090,259	No
1 Pursuant to an investment advisory agreement between the Adviser and Madison Funds, the fund’s management fee will be reduced annually by 0.05% on assets exceeding $500 million, and by another 0.05% on assets exceeding $1 billion.
2 Pursuant to the terms of an Investment Advisory Agreement between the Adviser and the Ultra Series Fund Trust, the Adviser is entitled to receive a management fee. This fee is structured as a "unitary fee arrangement" and, as such, requires the Adviser to provide or arrange to provide overall management of the Funds, including but not limited to, investment management services, custody, transfer agency, dividend disbursing, legal, accounting and administrative services. The unitary fee arrangement with these Funds does not cover, and therefore these Funds pay directly for, the following fees and expenses: (i) fees and expenses of the independent trustees; (ii) fees and expenses of independent counsel to the independent trustees; (iii) fees and expenses of the Trust’s independent registered public accountant; (iv) brokerage commissions and other expenses incurred in the acquisition or disposition of any securities or other investments; (v) costs of borrowing money, including interest expense, and overdrafts (if any); taxes; and (vi) extraordinary expenses (including litigation and/or and consulting expenses) as approved by a majority of the Independent Trustees.
B-1

EXHIBIT C
PRINCIPAL SHAREHOLDERS
The following table sets forth certain information with respect to the beneficial ownership of shares of each class of each Fund, as applicable, as of the Record Date for persons known by the Trust to own beneficially or of record 5% or more of the outstanding shares of any class of the Funds.

Fund	Name and Address	Number of Shares	Percent Owned

As of the Record Date, no person beneficially owned a controlling interest (i.e., more than 25%) in any Fund or any class, except [ ]. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Trust or a Fund.

C-1

MADISON ETFs TRUST
PO Box 43131
Providence, RI 02940-3131
EVERY VOTE IS IMPORTANT

VOTING OPTIONS:

VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope

Please detach at perforation before mailing.

PROXY
Madison Dividend Value ETF
Madison Covered Call ETF

each a Series of
MADISON ETFs TRUST
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 30, 2023

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. Holly S. Baggot and Greg D. Hoppe (the “Proxyholders”), or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the special meeting of shareholders of the Trust on behalf of each of the Funds, to be held on Thursday, November 30, 2023 at 10:00 a.m., local time at the offices of the Adviser, 550 Science Drive, Madison, Wisconsin 53711, and any adjournments or postponements thereof.

Shares represented by this proxy card when properly executed will be voted in the manner directed herein by the shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Special Meeting or any adjournment or postponement thereof. If no direction is made, on a properly executed card, this proxy will be voted "FOR" the approval of the new investment advisory agreement. The shareholder hereby acknowledges receipt of this Notice of Special Meeting and Proxy Statement for the Special Meeting to be held on November 30, 2023.

MCC_xxxxx-xxxxxx
PLEASE MARK, SIGN, AND DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.
xxxxxxxxxxxxxx      code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting to Be Held on November 30, 2023
The Proxy Statement for this meeting is available at:
https://www.madisonfunds.com/ETFproxy

MADISON ETFs TRUST

Madison Dividend Value ETF
Madison Covered Call ETF

Please detach at perforation before mailing.

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK AS SHOWN IN THIS EXAMPLE: ☒
A Proposal. THE BOARD RECOMMENDS YOU VOTE FOR THE FOLLOWING PROPOSAL:
1. To approve a new investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser.

		FOR	AGAINST	ABSTAIN
01	Madison Dividend Value ETF	☐	☐	☐
02	Madison Covered Call ETF	☐	☐	☐
B Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below
Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box

Scanner bar code
xxxxxxxxxxxxxx MCC 33535 xxxxxxxxx